UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 22, 2010

ARES CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	000-50697	33-1089684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

280 Park Avenue, 22nd Floor, Building East, New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

New Revolving Credit Facility

On January 22, 2010, Ares Capital Corporation (the “Registrant”) entered into an agreement to amend and restate its senior secured revolving credit facility (as amended and restated, the “New Revolving Credit Facility”).  The New Revolving Credit Facility, among other things, increased the size of the facility from $525 million to $690 million (comprised of $615 million in commitments on a stand-alone basis and an additional $75 million in commitments contingent upon the closing of the Registrant’s acquisition of Allied Capital Corporation (the “Allied Acquisition”)), extended the maturity date to January 22, 2013 and modified pricing.  Subject to certain exceptions, pricing under the Registrant’s prior revolving credit facility was based on LIBOR plus 1.00% or on an “alternate base rate” (which is the highest of a prime rate or the federal funds rate plus 0.50%) plus 0.00%.  Subject to certain exceptions, pricing under the New Revolving Credit Facility is based on LIBOR plus an applicable spread of between 2.50% and 4.00% or on an “alternate base rate” (which is the highest of a prime rate, the federal funds rate plus 0.50%, or one month LIBOR plus 1.00%) plus an applicable spread of between 1.50% and 3.00%, in each case, based on a pricing grid depending on the Registrant’s credit rating.  The effective LIBOR spread under the New Revolving Credit Facility on January 22, 2010 was 3.00%.  The New Revolving Credit Facility is secured by substantially all of the Registrant’s assets (subject to certain exceptions, including investments held by certain subsidiaries of the Registrant).

The New Revolving Credit Facility includes an “accordion” feature that allows the Registrant, under certain circumstances, to increase the size of the New Revolving Credit Facility to a maximum of $897.5 million prior to the closing of the Allied Acquisition, and to a maximum of $1.05 billion upon the closing of the Allied Acquisition.

Under the New Revolving Credit Facility, the Registrant has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities, including, without limitation, covenants related to: (a) limitations on the incurrence of additional indebtedness and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, (d) maintaining a certain minimum stockholders’ equity, (e) maintaining a ratio of total assets (less total liabilities) to total indebtedness, of the Registrant and its subsidiaries, of not less than 2.0:1.0, (f) maintaining minimum liquidity, and (g) limitations on the creation or existence of agreements that prohibit liens on certain properties of the Registrant and its subsidiaries.  The New Revolving Credit Facility also includes usual and customary events of default for senior secured revolving credit facilities of this nature.

In addition to the asset coverage ratio described above, borrowings under the New Revolving Credit Facility (and the incurrence of certain other permitted debt) will be subject to compliance with a borrowing base that will apply different advance rates to different types of assets in the Registrant’s portfolio.

Borrowings under the New Revolving Credit Facility are also subject to the leverage restrictions contained in the Investment Company Act of 1940, as amended.

The description above is only a summary of the material amendment provisions of the New Revolving Credit Facility and is qualified in its entirety by reference to a copy of the New Revolving Credit Facility, which is filed herewith as Exhibit 10.1 to this current report on Form 8-K and by this reference incorporated herein.

CP Funding Facility

On January 22, 2010, the Registrant also combined its existing $225 million amortizing Ares Capital CP Funding LLC facility with its existing $200 million revolving Ares Capital CP Funding II LLC facility, both with Wachovia Bank, National Association (“Wachovia”), into a single $400 million revolving securitized facility (the “New CP Funding Facility”).  In connection with the combination, the Registrant entered into (i) an Amended and Restated Purchase and Sale Agreement (the “Amended and Restated Purchase and Sale Agreement”) with Ares Capital CP Funding Holdings LLC, a wholly owned subsidiary of the Registrant (“CP Holdings”), pursuant to which the Registrant will sell to CP Holdings certain loans that it has originated or acquired, or will originate or acquire (the “Loans”) from time to time, which Loans CP Holdings will subsequently sell to Ares Capital CP Funding LLC, a wholly owned subsidiary of CP Holdings (“Ares Capital CP”) pursuant to a Second Tier Purchase and Sale Agreement (the “Second Tier Purchase and Sale Agreement”) among CP Holdings and Ares Capital CP, (ii) an Amended and Restated Sale and Servicing Agreement (the “Amended and Restated Sale Agreement” and, together with the Amended and Restated Purchase and Sale Agreement and the Second Tier Purchase and Sale Agreement, the “Agreements”) with Ares Capital CP, as borrower, Wachovia, as note purchaser, U.S. Bank National Association, as trustee and collateral custodian, and Wells Fargo Securities,

LLC, as agent, and (iii) various supporting documentation, including controlled account agreements and powers of attorney.  The New CP Funding Facility is secured by all of the assets held by Ares Capital CP and the membership interest in CP Holdings.

The New CP Funding Facility, among other things, extended the maturity date to January 22, 2013 (with two one-year extension options, subject to mutual consent) and modified pricing.  Subject to certain exceptions, the interest charged on the New CP Funding Facility is based on LIBOR plus an applicable spread of between 2.25% and 3.75% or on a “base rate” (which is the higher of a prime rate, or the federal funds rate plus 0.50%) plus an applicable spread of between 1.25% to 2.75%, in each case, based on a pricing grid depending on the credit rating of the Registrant.  The effective LIBOR spread under the New CP Funding Facility on January 22, 2010 was 2.75%.  Under the Amended and Restated Purchase and Sale Agreement, the Registrant has agreed to service the assets of Ares Capital CP, including the Loans, for a servicing fee of 50 basis points per annum on the aggregate outstanding principal balance of the Loans and substantially all other assets owned by Ares Capital CP.  Under the Agreements, the Registrant, CP Holdings and Ares Capital CP, as applicable, have made certain representations and warranties regarding the Loans, as well as their businesses and properties, and are required to comply with various covenants, servicing procedures, limitations on disposition of Loans, reporting requirements and other customary requirements for similar securitized credit facilities.  The Amended and Restated Sale Agreement includes usual and customary events of default for securitized credit facilities of this nature, including allowing Wachovia, upon a default, to foreclose on the Loans and to pursue the rights under the Loans directly with the obligors thereof.

Borrowings under the Amended and Restated Sale Agreement are subject to the leverage restrictions contained in the Investment Company Act of 1940, as amended.

The description above is only a summary of the material provisions of the Agreements and is qualified in its entirety by reference to copies of the Amended and Restated Sale Agreement, the Amended and Restated Purchase and Sale Agreement and the Second Tier Purchase and Sale Agreement, which are filed as Exhibits 10.2, 10.3 and 10.4, respectively, to this current report on Form 8-K and by this reference incorporated herein.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this current report on Form 8-K is by this reference incorporated in this Item 2.03.

Item 7.01  Regulation FD Disclosure.

On January 25, 2010, the Registrant issued a press release, included herewith as Exhibit 99.1 and by this reference incorporated herein.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(d)          Exhibits:

Exhibit Number	Description

10.1

Senior Secured Revolving Credit Agreement, dated as of December 28, 2005 and amended and restated as of January 22, 2010, among Ares Capital Corporation, the lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.

10.2

Amended and Restated Sale and Servicing Agreement, dated as of January 22, 2010, among Ares Capital CP Funding LLC, Ares Capital Corporation, Wachovia Bank, National Association, as Note Purchaser, Wells Fargo Securities, LLC, as agent for the Note Purchaser, and U.S. Bank National Association, as Trustee, Bank and Collateral Custodian.

10.3	Amended and Restated Purchase and Sale Agreement, dated as of January 22, 2010, among Ares Capital Corporation, as Seller, and Ares Capital CP Funding Holdings LLC, as Purchaser.

10.4	Second Tier Purchase and Sale Agreement, dated as of January 22, 2010, among Ares Capital CP Funding Holdings LLC, as Seller, and Ares Capital CP Funding LLC, as Purchaser.
99.1	Press Release, dated as of January 25, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES CAPITAL CORPORATION

Date: January 25, 2010

	By:	/s/ Richard S. Davis
Name: Richard S. Davis
Title: Chief Financial Officer

Exhibit Index

Exhibit Number	Description

10.1

Senior Secured Revolving Credit Agreement, dated as of December 28, 2005 and amended and restated as of January 22, 2010, among Ares Capital Corporation, the lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.

10.2

Amended and Restated Sale and Servicing Agreement, dated as of January 22, 2010, among Ares Capital CP Funding LLC, Ares Capital Corporation, Wachovia Bank, National Association, as Note Purchaser, Wells Fargo Securities, LLC, as agent for the Note Purchaser, and U.S. Bank National Association, as Trustee, Bank and Collateral Custodian.

10.3	Amended and Restated Purchase and Sale Agreement, dated as of January 22, 2010, among Ares Capital Corporation, as Seller, and Ares Capital CP Funding Holdings LLC, as Purchaser.
10.4	Second Tier Purchase and Sale Agreement, dated as of January 22, 2010, among Ares Capital CP Funding Holdings LLC, as Seller, and Ares Capital CP Funding LLC, as Purchaser.
99.1	Press Release, dated as of January 25, 2010.